                                                                   Exhibit 10.24

                                                                  EXECUTION COPY

                                LETTER AMENDMENT

                                            Dated as of January 7, 2002

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Banks") parties
                       -----
   to the Loan Agreement referred to
   below and to Citibank, N.A., as administrative agent
   (the "Agent") for the Banks
         -----

Ladies and Gentlemen:

          We refer to the Amended and Restated Senior Revolving Loan Agreement dated as of September 21, 2001 (the "Loan Agreement") among the undersigned and
                                     --------------
you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Loan Agreement.

          It is hereby agreed by you and us as follows:

          You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

          The Loan Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

          (a) The definition of "Significant Subsidiary Guaranty" in Section 1.1 is amended by deleting therefrom the words "executed by each Significant Subsidiary".

          (b) Section 7.2.1 of the Loan Agreement is amended by adding to the end thereof immediately before the period the words "and (vi) additional unsecured Indebtedness for Borrowed Money of any Subsidiary permitted in accordance with Section 7.2.9 hereof".

          (c) Section 7.2.9 of the Loan Agreement is amended by adding to the end thereof a new clause (i) to read as follows:

               "(i) Guarantees by any Subsidiary of any obligation of the Borrower provided that such Subsidiary has duly executed and delivered a Significant Subsidiary Guaranty."

          This Letter Amendment shall become effective as of the date first above written when, and only when, on or before January 15, 2002, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Bank or, as to any of
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                                        2

the Banks, advice satisfactory to the Agent that such Bank has executed this Letter Amendment, and the consent attached hereto executed by each Guarantor. This Letter Amendment is subject to the provisions of Section 10.1 of the Loan Agreement.

          On and after the effectiveness of this Letter Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the Notes and each of the other Loan Documents to "the Loan Agreement", "thereunder", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Letter Amendment.

          The Loan Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

          This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

          This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                            Very truly yours,

                                            CONSOL ENERGY INC.


                                            By
                                                --------------------------------
                                                Title:

Agreed as of the date first above written:

CITIBANK, N.A.,
     as Agent and as Bank


By
   ---------------------------------------
   Title:
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                                        3

THE BANK OF NOVA SCOTIA


By
  ------------------------------------------
   Title:


DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES


By
  ------------------------------------------
   Title:


By
  ------------------------------------------
   Title:


MELLON BANK, N.A.


By
  ------------------------------------------
   Title:


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED


By
  ------------------------------------------
   Title:


PNC BANK, N.A.


By
  ------------------------------------------
   Title:


NATIONAL CITY BANK


By
  ------------------------------------------
   Title:

                                     CONSENT

                                                     Dated as of January 7, 2002

          The undersigned, each a Significant Subsidiary and a party to the Significant Subsidiary Guaranty dated October 2, 2001 (the "Guaranty") in favor
                                                            --------
of the Agent, for its benefit and the benefit of the Banks parties to the Loan Agreement referred to in the foregoing Letter Amendment, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Guaranty to the "Loan Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Agreement, as amended by such Letter Amendment.

                                            CONSOLIDATION COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            CONRHEIN COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            CONSOL FINANCIAL INC.


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            CONSOL OF KENTUCKY INC.


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            CONSOL PENNSYLVANIA COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer

                                            EIGHTY-FOUR MINING COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            FAIRMONT SUPPLY COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Controller


                                            GREENON COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            ISLAND CREEK COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            IC COAL INC.


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            McELROY COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer


                                            NINEVEH COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer

                                            ROCHESTER & PITTSBURGH COAL COMPANY


                                            By
                                               ---------------------------------
                                               Title:  Treasurer